                              PROXY STATEMENT
                                    FOR
                      SPECIAL MEETING OF SHAREHOLDERS
                                     OF
                           CUSTOMER SPORTS, INC.

                       2820 La Mirada Drive, Suite H
                          Vista, California 92083

To Be Held Friday, May 26,2000

A Special Meeting of the Shareholders of Customer Sports, Inc., (The "Company") is scheduled for Friday, May 26, 2000 at 10:00 A.M. The purpose of the meeting is:

1. To consider and vote upon electing the nine (9) member slate to the Company's Board of Directors for its 2000-2001 fiscal year;
2. To consider and vote upon an amendment to the Company's Articles of Incorporation authorizing the Board to exchange up to one (1) new share of common stock ($0.00 par value) for each ten (10) shares of common stock ($0.00 par value) outstanding as of the effective date of the proposed exchange;
3. To consider and vote upon an amendment to the Articles of Incorporation to change the name of the Corporation from "Customer Sports, Inc." to Member Golf Associates, Inc."
4. To consider and vote upon appointing Schvaneveldt & Co. As the Company's auditor for the fiscal years ending July 31, 2000 and July 31, 2001;
5. Transacting such other business as may properly come before the meeting.

     The Board of Directors of the Company hereby solicits the enclosed Proxy. This solicitation is being made by mail, and may also be made by the Directors, Officers and Employees of the Company. Any Proxy given pursuant to this solicitation may be revoked by the Shareholder at any time prior to the voting of the Proxy.

    Shares represented by the Proxies will be voted as specified in such Proxies. In the absence of specified instructions, Proxies received by the Board of Directors will be voted in favor of all of the proposals.

    The cost of soliciting Proxies will be borne by the Company. In addition to a Solicitation by mail, certain officers and employees of the Company, who will receive no additional compensation for these services, may solicit proxies in person, by telephone, or electronically. This Proxy Statement and accompanying Form of Proxy are being mailed to the shareholders on or about May 10, 2000.

                           AVAILABLE INFORMATION

    The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and in accordance therewith files reports, Proxy Statements, and other information with the Securities and Exchange Commission (the "Commission"). Such reports, Proxy Statements, and other information can be inspected and copied at the public reference section of the Commission at 450 Fifth Street NW, Room 1024, Washington DC, 20549; at the Commission's regional offices, including those located at Room 1028, Jacob K. Javitz Building, 26 Federal Plaza, New York, New York, and at room 1204, Everitt McKinley Dirkson Building, 219 S. Dearborn Street, Chicago, Illinois as well as the Federal Building located at 5757 Wilshire Boulevard, Suite 500 East, Los Angeles, California 90036. This Proxy Statement does not contain all of the information set forth in the Company's reports which have been filed with the Commission.

                   DOCUMENTS INCORPORATED BY REFERENCE
                   -----------------------------------

    This Proxy Statement incorporates documents by reference that may or may not be discussed herein. The following documents are hereby incorporated by reference and made part of this Proxy Statement:

    1. Annual Report to Shareholders on Form 10-K for the fiscal year ended July 31,1999. Form 10Q for the periods ended October 31, 1999, January 31, 2000 and April 30, 2000.
    2.   An Executive Summary of the Business Plan for the Company
    3. Summation of the Activities and Results of Board decisions since the last Shareholders Meeting.
    4. All documents filed by the Company pursuant to Sections 13 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and Prospectus and prior to the holding of the Special Meeting.

    Any statement contained in a document incorporated, or deemed to be incorporated by reference into this Proxy Statement, to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference, herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part of this Proxy Statement, except to the extent so modified or superseded.

    This Proxy Statement incorporates documents by reference that are not presented herein or delivered herewith. These documents are available without charge upon written request of any shareholder made to Edmund J. Irvine, Jr. 2820 La Mirada Drive, Suite H, Vista, California 92083, or by telephone to the Company at (760) 597-5770. To insure timely delivery of such documents and information, any requests should be made by May 20, 2000.



                                     2

                             TABLE OF CONTENTS
                             -----------------
SUMMARY

    Special Meeting of Shareholders of Customer Sports, Inc.

    Additional Matters to be Considered at the Meeting

INTRODUCTION

ELECTION OF DIRECTORS

    The Board Slate

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

ADOPTION OF AMENDMENTS TO ARTICLES OF INCORPORATION

    Change of Corporate Name from "Customer Sports, Inc." to "Member Golf Associates Incorporated"

    Up to a 1:10 Reverse Split of Existing Shares

    Authorized shares to Remain at 50,000,000


APPOINTMENT OF AUDITOR FOR FISCAL YEARS 2000-2001

VOTING OF PROXIES

SHAREHOLDER PROPOSALS
                                     3


                                  SUMMARY
                                 ---------

    The following is a summary of certain information contained elsewhere in this Proxy Statement. This Summary is qualified in its entirety by the more detailed information contained herein, and the exhibits hereto, and the documents referred to herein, to which reference is made for a complete statement of the matters discussed in this summary. The summary is not intended to be complete and is qualified in all respects by reference to the documents summarized and the more detailed information set forth elsewhere herein. Certain capitalized terms used in this summary are defined elsewhere in this Proxy Statement.

SPECIAL MEETING OF SHAREHOLDERS OF CUSTOMER SPORTS, INC.
--------------------------------------------------------

    The Special Meeting of Shareholders of the Company will be held at the Company's offices located at 2820 La Mirada Drive, Suite H, Vista, California 92083 on Friday, May 26, 2000 at 9:00 A.M. Pacific Standard Time. At the Special Meeting, the Company's Shareholders will be asked to:

1.   Elect the Company's Board of Directors for its 2000-2001 fiscal years;
2. Consider and vote upon amendments to the Articles of Incorporation including changing the name of the Corporation from "Customer Sports, Inc." to "Member Golf Associates";
3.   Authorize a reverse split of the Company's common stock;
4.   Consider other business as may properly come before the meeting.

Holders of Record of the Company's common stock at the close of business on May 19, 2000 (the "Record Date"), will be entitled to notice of and to vote at the Special Meeting.

ADDITIONAL MATTERS TO BE CONSIDERED AT MEETING
----------------------------------------------
   Election of Directors
   ---------------------
   In addition to voting on the approval of the Merger, the Company's shareholders will be asked to vote upon the election of nine (9) directors of the Company to serve for the Company's 2000-2001 fiscal years. The Board of Directors recommends that shareholders vote FOR each of the nominees for Directors listed in this Proxy Statement.

    Change of Corporate Name
    ------------------------
    Shareholders will be asked to approve a name change for the Corporation. Said name shall be changed from "Customer Sports, Inc." to "Member Golf Associates Incorporated" to more accurately reflect the Company's direction and focus.

    The Board of Directors recommends that each shareholder vote FOR approval of the name change for the Corporation.



                                     4

Amendment of Articles of Incorporation
--------------------------------------
    Shareholders will be asked to approve an amendment to the Company's Articles of Incorporation whereby the Company will issue one (1) new share of $0.01 par value common stock for up to each ten (10) shares of existing $0.01 par value common stock outstanding at the discretion of the Board. The exact amounts, dates for entitlement, and issuance shall be determined by the Board of Directors. The number of shares authorized shall remain unchanged at 50,000,000.

    The Board of Directors recommends that each shareholder vote FOR approval of the amendments to the Articles of Incorporation. See
"Amendment to Articles of Incorporation".

    In addition, the shareholders will be asked to approve Schvaneveldt & Co. as auditors for the fiscal year ending July 31, 2000 and July 31, 2001.


                                INTRODUCTION
                               -------------

    This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of the Company for use at the annual meeting of shareholders to be held at the Company's offices at 2820 La Mirada Drive, Suite H, Vista, California 92083 on Friday, April 21, 2000 at 9:00 A.M., Pacific Standard Time, and at any adjournment thereof.

    All shares represented by properly executed Proxies received in time will be voted at the meeting and, where the manner of voting is specified on the Proxy, will be voted in accordance with such specifications. Shares represented by properly executed Proxies on which no specification have been made will be voted FOR the election of the directors named herein; FOR approval of the re-incorporation and name change; FOR approval of the amendments to the Company's Articles of Incorporation; and will be deemed to grant discretionary authority to vote upon any other matters to properly come before the meeting.

    Any shareholder who executes and returns a Proxy may revoke it at any time prior to the voting of the Proxies by:

    Giving written notice to the Secretary of the Company;
    By executing a later-dated Proxy; or,
    By attending the meeting and giving oral notice to the Secretary of the Company.

    The Board of Directors of the Company has fixed the close of business on May 19, 2000 as the Record Date for determining the holders of outstanding shares of common stock entitled to notice of, and to vote their interests at, the annual meeting. As of April 25, 2000, there were 42,207,703 shares of common stock outstanding. Each such share of common stock is entitled to one vote at the meeting.

DESCRIPTION OF SECURITIES
-------------------------

    Common Shares
    -------------

    As of the date of this Proxy Statement, the Company's Articles of Incorporation authorize fifty million (50,000,000) shares of common stock, with a par value of $0.01 per share.

    Each share of the Company's common stock is entitled to participate pro rata in dividends and distributions upon liquidation of the Company. There are no preemptive or conversion rights, redemption provisions, or sinking fund provisions relating to the common stock. The outstanding shares of common stock are fully paid and non-assessable.

    The shares of common stock which will be issued upon completion of the reverse split and warrant issuance will be fully paid and non-assessable when issued pursuant to the terms of the change to the Articles of Incorporation and the Warrant.

    Each share of common stock is entitled to one vote for all purposes, and cumulative voting is not permitted in the election of Directors. Significant corporate transactions, such as mergers, sales of assets, and dissolution, along with other corporate matters to be voted upon by the holders of the common stock, require approval by the affirmative vote of a majority of the outstanding shares of common stock.

                                     6

    Other matters to be voted upon by the holders of the common stock normally require an affirmative vote of the majority of the voting power of all shares present at a particular Shareholder's Meeting.

    The rights of holders of the Company's common stock may become subject in the future to prior or superior rights and preferences in the event the Board authorizes the issuance of shares of preferred stock.

    Preferred Shares
    ----------------

    In 1997, the shareholders authorized the creation and issuance of 5,000,000 preferred shares to be issued when, as and if authorized by the Board of Directors and prices and terms determined by the Board. To date, no shares have been issued.

COMPANY'S OPERATING SUBSIDIARIES
--------------------------------
    Since 1982, the Company has made numerous attempts at its restoration as an operational entity either in the oil and gas business or in the golf business.

    The Company has incorporated two operating subsidiaries: Community Golf Centers and Bigtopgolf.com. At its Board meeting in February of 2000, the Board voted unanimously to pursue the affinity market represented by alumni associations, fraternal and religious organizations and others. The strategy was to create a separate member-driven purchasing club wherein revenue streams would be shared with the sponsoring organizations. It was the Board's intention to continue the operating subsidiaries while the member driven company became operational. The focus on the activity resulted in the proposed re-naming of the company.

    Its emphasis will be on the sale of golf and related merchandise and, later, spread to non-golf merchandise and services. The Company has reserved the domain names "Membergolf.net" and Membergolf.org". for the endeavor.

    COMMUNITY GOLF CENTERS
    ----------------------
    Community Golf is a driving range management and promotion company. It has conducted successful operations in both Temecula and in Rancho Cucamonga, California. Citadel Capital Management provided funds for the search and acquisition of range sites. Community Golf is currently continuing work on two acquisitions and a contract for the construction and management of an 18-hole executive course and driving range in Highland, California. It has no ranges in operation as of close business on April 30, 2000.

    Bigtopgolf.com was created to operate retail golf facilities both at the Community Golf Centers sites and independently. It was funded by funds provided by Citadel Capital Management. Its initial business was focused on event sales of short duration at both golf and non-golf facilities. The results of early operations exposed major weaknesses in the underlying assumptions and the Company elected to conduct retail operations in more permanent locations while still specializing in merchandise close-outs, new merchandise introductions and pre-owned pro-line equipment.

    Bigtop was to enroll members at its event sales however, it has elected to abandon that strategy and to pursue its member based organization through a completely separate entity Membergolf.net.

                                     7

                              INDEMNIFICATION
                              ----------------

    Unless prohibited or limited by its Articles of Incorporation or by applicable law, the Company will indemnify its directors, officers, employees and agents against judgments, expenses, and other costs incurred by them in connection with any proceeding or lawsuit to which they might become parties as a result of their position with the Company. In general, however, such person seeking indemnification may not be indemnified under Utah law unless such person has acted in good faith, received no improper personal benefit, and reasonably believed his or her conduct was in the best interest of the Company.

                    CONDUCT OF BUSINESS OF SUBSIDIARIES
                    -----------------------------------

    The Company will continue to analyze and examine its remaining oil and gas properties particularly in light of their impact on the usage of the Company's losses and their application to future profits. The examination and analysis will include a re-examination of existing working interests and operating agreements, seeking the advice of an independent petroleum engineer concerning the value of these properties and an examination of anticipated future costs of maintaining and or exploiting the Company's present oil and gas properties.

                      FEDERAL INCOME TAX CONSEQUENCES
                      --------------------------------

    Management of the Company has analyzed the Operating Loss Carry
Forward and the ownership of the Company's stock and believes that the Company's net operating losses carry forward for federal income tax purposes will remain available to offset future net income received by the Company from its operations. Management believes that the Company will remain entitled to use such benefits because of its continuing interest in the oil and gas business. Nevertheless, if the facts on which such tax treatment is based become untrue, or for any other reason, the Company could lose the benefit of some or all of its net operating loss carry forward. Management believes that the creation of the subsidiaries will not result in an increase in percentage stock ownership such that the availability of the net loss carry forward will be endangered.

    The Company has not received nor requested a ruling from the Internal Revenue Service regarding this matter. It has, however sought an update of the opinion rendered in 1989 by the same accountant who did the original work.

                                     8

       MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS
                  AND FINANCIAL CONDITION OF THE COMPANY.
      ----------------------------------------------------------------

(a) In General

    During Fiscal Year 1999, the Company continued to experience severe financial difficulties during the period. These were occasioned by lack of capital to pursue or exploit business opportunities that arose or by capital that had been committed but never materialized. During the first three quarters of the current fiscal year, despite available capital, the Company was unable to generate sustained profitable activity. It operates a retail facility in northern San Diego County and seeks additional sites. It is close to operating several driving ranges and it continues to pursue the Membergolf.net activity with affinity groups.

    In April, the Company was informed that the Tailhook Association of Naval Aviation agreed to a relationship with the Company. Several other organizations have professed interest in the activity.

    In February, the Company learned that it had been suspended as an operating entity in November of 1999 for failure to file and pay taxes during a specific period. The Corporation is in good-standing in Utah and its subsidiaries are in good standing in both Nevada and California. Management commenced corrective actions immediately and a return to good standing is imminent.

    In January, the Company learned that trading of its shares was moved from the OTC Bulletin Board to the OTC Pink Sheets. A mis-statement contained in the Company's 8K filing of November 1999 triggered the event and management has been working with both the NASD and its market makers to restore trading on the Bulletin Board.

(b) Liquidity and Capital Commitments

    The Company's Total Stockholders' Equity at the end of the 1999 Fiscal Year was ($508,545) as compared to ($451,984) for Fiscal Year 1998, a loss of $ 56,561 caused principally by operating costs, reserves for depletion, and the new business startup.

    The Company has been profitable only once since it filed its initial Registration Statement with the Securities and Exchange Commission in November 1982. Also, the Company has not always generated adequate cash flow from its assets to pay all of its existing obligations on a timely basis. The main source of operating revenues from oil and gas operations has been generated from the Company's interests in eleven (9) producing gas wells in Texas. The wells are producing from $0 to $3.000 in net revenues monthly. These revenues are pledged to secure a $75,000 loan that the Company entered into to enter the golf business. The funds were from private individuals.

                                     10

    The Company's present management is under contract with provisions for salary deferral. The Company maintains offices at 2820 La Mirada Drive, Vista, California 92083 at a cost of $2,500 per month plus utilities until January 2002. The Company is currently seeking a sub-tenant for the warehouses of its Bigtop subsidiary located at 2820 La Mirada Drive, Suite H, Vista, California, 92083. In addition, the Company's Bigtop subsidiary leases a free-standing retail facility in northern San Diego County for $2,750 per month. The lease was guaranteed by a member of the board of Directors and the President of the Company.

(c)  Results of Operations

    The production income from oil and gas properties for Fiscal Year 1999 was $ 38,730 as compared to $37,825 for Fiscal Year 1998.

    Bigtopgolf commenced operations in October 1999 and through December 31 of 1999 had sales of $ 127,735 Community Golf commenced operations in October of 1999 but has yet to reach agreements with independent driving ranges. MembersGolf.net commenced operations in February of 2000.

(d)  Effect of Inflation

    The Company does not anticipate that inflation will have a material impact on its operations. The rate of inflation in recent years has been minimal. The Company believes that the Golf industry will continue to grow as it has in the past.

                           ELECTION OF DIRECTORS
                          -----------------------

Nomination and Classification
-----------------------------

     The Company's Articles of Incorporation authorize one class of directors. The term of service for the Company's directors is one year or until their successors are duly elected and qualified.

     All of the nominees for directors are currently members of the Board of Directors. Messrs. Sharp, Irvine, and O' Neal were elected by the shareholders. All nominees have agreed to stand for election at the annual meeting. All Proxies will be voted in favor of the nine (9) nominees, unless a contrary choice is specified on the Proxy. If, prior to the annual meeting, the Board of Directors learns that any nominee will be unable to serve by reason of death, incapacity, or other unexpected occurrence, the Proxies which would have otherwise been voted for such nominee will be voted for a substitute nominee, if any, selected by the Board.

Information About Nominees
--------------------------

     The nominees, their principal occupations, and certain other information regarding the nominees set forth below is based on information furnished to the Company by the respective nominees.

Edmund J. Irvine, Jr. Chairman of the Board/CEO of Customer Sports
------------------------------------------------------------------
Mr. Irvine has been a director of Customer Sports since 1986 and CEO since
1989.

                                     10

He is a graduate of the Wharton School of Business of the University of Pennsylvania and the New York Institute of Finance. He was a Naval Aviator in the United States Marine Corps during the Vietnam War. He spent nearly twenty five years in an executive capacity in investment banking and brokerage with Shearson Hammill, Prudential Securities and Sutro & Co. as well as seven years with his own brokerage firm. He has initiated and managed three successful start-ups prior to Customer Sports and has been associated with finance and banking since 1967

S. Michael Sharp, PhD, Secretary of Customer Sports
---------------------------------------------------
Senior Vice President, Operating Officer and Corporate Secretary Mr. Sharp is a graduate of Chapman University, the University of North Dakota, the Amos Tuck School of Business at Dartmouth College and California Coast University. He taught management and communications at several major universities. For the last fifteen years, he has guided development stage companies, helping them emerge as profitable public companies. Immediately prior to joining Customer Sports, he served as Vice President of Intelligent Surgical Lasers, Inc.

Michael H. O'Neal
------------------
Mr. O'Neal is a shareholder and officer in the firm of First Albany Corporation a firm specializing in municipal finance. He is a General Securities Principal with over 28 years of experience. He was a partner in the Los Angeles securities firm of Crowell Weeden & Co., Inc. Mr. O'Neal is a former Director of the Los Angeles Municipal Bond Club and has served or headed Boards of other organizations.

Dennis W. Altbrandt
-------------------
Mr. Altbrandt is a business consultant in the data and electronics business. He is the former President and CEO of Voice It Communications, a publicly held company in the hand held voice communications field. He has been a partner in two venture capital firms and was a founder and CEO of Sunward Technologies a $200 million company. Mr. Altbrandt was with Price Waterhouse, Accountants for nine years. He has been Chief Financial Officer at several major companies and Chief Executive Officer at two others. He graduated with a degree in accounting from Syracuse University and completed all MBA course work at the University of San Francisco.

Mr. Richard Mangiarelli
-----------------------
Mr. Mangiarelli is president and CEO of Cybertel Communications, a publicly held communications company specializing in telephony over the Internet that works with affinity groups. He is a retired Colonel from the United States Marine Corps and has served as CEO of publicly held companies for the last ten years. He has an Undergraduate degree from the University of Connecticut and a Masters of Business degree from Pepperdine University.

Mr. Eldon R. Clawson
--------------------
Mr. Clawson is a retired attorney and investor. Following a term with the law firm of Gibson, Dunn and Crutcher, Mr. Clawson joined Bekins Van and Storage as General Counsel. He became head of their most profitable, non moving and storage division, the Business Services Group. He has served on the board of a number of companies including firms engaged in franchising and insurance brokerage. He is a graduate of the University of Arizona School of law and received his Master of Law degree from the Columbia Law School in New York City.

                                     11

Citadel Capital Management/ Nominee (2 Seats)
---------------------------------------------
Citadel Capital specializes in providing financial and administrative assistance to both start-up and early-stage companies. At present, the Company has assisted over 20 such companies, receiving equity, debt or some combination thereof for its assistance.

G. Wendell Birkhofer
--------------------
Mr. Birkhofer is President and CEO of New World Capital, an Investment Banking and Specialty Finance firm in Santa Barbara, California. Mr. Birkhofer has been in the securities and investment banking business for nearly 40 years as a securities principal and officer of leading brokerage firms. He is a graduate of the business school at Stanford University in Palo Alto, California.


The Board of Directors
-----------------------
   The Board of Directors does not have a nominating committee. At its Board Meeting in February of 2000, the Board established an audit committee consisting of a representative of Citadel Capital and Dennis Altbrandt.

   The Board of Directors has, in the past, not held regularly scheduled quarterly meetings, but special meetings as required. During Fiscal Year 1999, the Company held five (5) meetings. Each incumbent Director attended at least seventy five percent (75%) of the meetings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------

   The following table sets forth certain information regarding ownership of the Company's common stock as of the Record Date by (i) each person known to the Company to own beneficially more than five percent (5%) of its common stock, (ii) each director of the Company, and (iii) all directors and officers as a group. Unless otherwise indicated, each person in the table has sole voting and investment power as to the shares shown.


                                        Common Shares
Name and Address of                     Number                        Percent
Beneficial Owner                        Owned                         of Class
-----------------------------           --------------------          --------------
Edmund J. Irvine, Jr.                   11,649,100*                   27.6%
1023 Reliance Way
Del Mar, California 92014

S. Michael Sharp, PhD                     3,661.500*                  8.7%
11339 Sorrento Valley Road #C
San Diego Calif. 92121

Citadel Capital Management                2,400,000*                  4.2%
1128 Mission Street
South Pasadena, Calif. 91030

Richard Mangiarelli, Trustee                812,500*                  1.9%
4320 LaJolla Village Drive, Ste.205
San Diego, Calif. 92122
                                          13

Eldon Clawson                                559,063*                 1.3%
1286 Elk Place
Davis, California 95616

Dennis Altbrandt, Trustee                    462,500*                 1.1%
5300 Preserve Parkway South
Greenwood Village, Colo. 80121

Michael O' Neal                              312,500*                  0.7%
P.O. Box8912
Rancho Santa Fe, Calif. 92067

Directors and Officers                    19,857,163*                 44.9%
    * Restricted Shares

Other Major Shareholders

Cede & Co.                                 5,185,756                  12.3%
New York, New York 10002

Michael Pastore                            3,000,000*                  7.1%
2820 La Mirada Drive, Suite H
Vista, Calif. 92083

Roy Meadows                                1,600,000                   3.8%
Stockbroker Relations, Inc
Apopka, Florida


AMENDMENT OF ARTICLES OF INCORPORATION
--------------------------------------

     At the annual shareholders meeting, the Company's shareholders will be asked to consider and approve various amendments to the Company's Articles of Incorporation. These include effecting a one for ten (1:10) reverse split of the Company's common stock; and changing the name of the Company from "Customer Sports, Inc." to "Member Golf Associates, Incorporated". Copies of each of the proposed amendments are attached to this Proxy Statement as Exhibit "B". The Company's management therefore recommends that the shareholders vote FOR the amendment to the Company's Articles of Incorporation.

     The Company's non-issued preferred stock, would have a liquidation preference to that of the common stock. At the present time, the Company has not issued or distributed shares of the preferred stock.

     Management believes that the Company's ability to offer preferred stock may afford an excellent opportunity to enhance its balance sheet and financial responsibilities.


                       VOTING OF PROXIES AND EXPENSES
                      --------------------------------

     The Board of Directors recommends an affirmative vote be cast in favor of each of the proposals listed on the Proxy Card.
---------------------------------------------------------------------------
     The Board of Directors knows of no other matters that might be brought before the meeting that requires submission to a vote of the shareholders. If any other matters are properly brought before the meeting, however, persons named in the enclosed Proxy or their substitutes will vote in accordance with their best judgment on such matters.

     The Company will pay expenses incurred in connection with the solicitation of Proxies. Proxies are being solicited principally by mail. In addition, directors, officers, and regular employees of the Company may solicit Proxies personally, or by telephone, for which they will receive no consideration other than their regular compensation. The Company will also request brokerage houses, nominees, custodians, and fiduciaries to forward soliciting material to beneficial owners of common stock of the Company, and will reimburse such persons for their reasonable expenses so incurred.

SHAREHOLDER PROPOSALS
---------------------
     Shareholders wishing to present proposals for action by the shareholders at this special meeting must present such proposals at the principal offices of the Company not later than May 12, 2000. Due to the complexity of the respective rights of the shareholders and the Company in this area, any shareholder desiring to propose such an action is advised to consult with his or her counsel. It is suggested that any such proposals be submitted by certified mail. Return receipt requested.

                         By Order of the Board of Directors

                         /S/ Edmund J. Irvine, Jr.
                         -----------------------------------
                         Edmund J. Irvine, Jr.
                         President and Chairman of the Board

Dated: April 15, 2000
Vista, California


                               OFFICIAL PROXY

                           CUSTOMER SPORTS, INC.
                          2820 La Mirada, Suite H
                          Vista, California 92083


        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       -------------------------------------------------------------

The undersigned hereby appoints Edmund J. Irvine, Jr. and S. Michael Sharp as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the Customer Sports shares held of record by the undersigned on May 19, 2000. At the Special meeting of Shareholders to be held on Friday, May 26, 2000, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS

1.  ELECTION OF DIRECTORS

                FOR ALL NOMINEES listed below
     ----------
                WITHHOLD AUTHORITY to vote for all nominees listed below
     ----------

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

MESSRS. ALTBRANDT, BIRKHOFER, CITADEL CAPITAL MANAGEMENT and or Nominee (2 Seats), CLAWSON, IRVINE, MANGIARELLI, O'NEAL, SHARP


1. PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION as set forth in the various amendments to the PROXY STATEMENT
     FOR______                  AGAINST______       ABSTAIN______

2. PROPOSAL TO APPOINT SCHVANEVELDT & CO. AS AUDITOR FOR THE FISCAL YEAR 2000-2001.
     FOR______                  AGAINST______       ABSTAIN______

3.   OTHER MATTERS WHICH MAY COME BEFORE THE BOARD REQUIRING A VOTE.

     FOR______             AGAINST______       ABSTAIN______


PLEASE SIGN EXACTLY AS THE NAME APPEARS BELOW
---------------------------------------------
(When Joint Tenants hold shares, both should sign. When signing as attorney in-fact, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign the full corporate name "by" its President (or other authorized officer). If a partnership, please sign in partnership "by" the person so authorized to sign).

Dated _______________________, 2000.           #
Shares________________________

__________________________________
________________________________
Signature                            Additional Signature as Required

Please mark, sign, and date this PROXY promptly and return same using the enclosed envelope.
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